Off balance sheet commitments	6 Months Ended
Jun. 30, 2026
Off-Balance Sheet Commitments [Abstract]
Off balance sheet commitments
B.13. Off balance sheet commitments
Off balance sheet commitments to third parties as of December 31, 2025 are presented in Note D.21.1. to the consolidated financial statements for the year ended December 31, 2025.
The principal commitments entered into the period are described below:
•In March 2026, Sanofi entered into an exclusive license agreement to develop, manufacture, and commercialize rovadicitinib worldwide from CTTQ, a Sino Biopharmaceutical Limited subsidiary. Rovadicitinib is a global first-in-class oral small molecule dual-target JAK/ ROCK inhibitor which received its first approval in China in February 2026 as a first-line treatment for MF (myelofibrosis) indication. Under the terms of the agreement, CTTQ received an upfront payment of $135 million and is entitled to receive up to $1.4 billion in development, regulatory and sales milestones, and up to double-digit tiered royalties on product sales.
•In March 2026, Sanofi entered into a worldwide exclusive license agreement with Kali Therapeutics for a next-generation tri-specific T-cell engager for autoimmune diseases, under which Sanofi will obtain exclusive worldwide rights to KT501, a novel tri-specific antibody utilizing Kali Therapeutics’ proprietary discovery and research platform. Under the terms of the agreement, Kali Therapeutics is entitled to receive up to $1.2 billion including upfront payments (of which $0.1 billion has already been paid) plus development and sales milestones, and tiered royalties ranging from high-single to double digits on product sales.
As of June 30, 2026, Sanofi has not entered into any material new long-term renewable energy contract agreements as part of its sustainability strategy. The main existing agreements are presented in Note D.21.1. to the consolidated financial statements in the 2025 Form 20-F.